UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2024

QUINCE THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38890	90-1024039
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Gateway Boulevard, Suite 273 South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)

(415) 910-5717

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	QNCX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Quince Therapeutics, Inc. (the “Company”) was held online via live webcast on June 5, 2024 (the “Annual Meeting”). At the Annual Meeting, there were present, in person virtually or by proxy, holders of 32,560,271 shares of common stock, or approximately 75.34% of the total outstanding shares eligible to be voted. The final voting results with respect to each proposal presented at the Annual Meeting is set forth below:

Proposal One - Election of Directors

The Company’s stockholders approved the election of three Class II directors to the Board of Directors to serve until the 2027 annual meeting of stockholders and until their respective successors are duly elected and qualified or until their earlier death, resignation, disqualification or removal. The results of such vote were:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Dirk Thye, M.D.	18,355,704	114,450	14,090,117
David A. Lamond	17,197,283	1,272,871	14,090,117
Luca Benatti, Ph.D.	18,365,470	104,684	14,090,117

Proposal Two - Approval of Amendment to the Certificate of Incorporation to Effect a Reverse Stock Split

The Company’s stockholders approved the amendment to the Company’s amended and restated certificate of incorporation to effect a reverse stock split of the issued and outstanding common stock at a ratio of one-for-ten. The results of such vote were:

Votes For	Votes Against	Abstentions
31,461,878	1,019,669	78,724

Proposal Three - Ratification of Selection of Independent Registered Accounting Firm

The Company’s stockholders ratified the selection of BDO USA, P.C. as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2024. The results of such vote were:

Votes For	Votes Against	Abstentions
31,770,178	341,513	448,580

Proposal Four - Approval, on an advisory basis, of the compensation of the Company’s named executive officers

The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the proxy statement. The results of such vote were:

Votes For	Votes Against	Abstentions	Broker Non-Votes
17,945,554	429,833	94,767	14,090,117

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUINCE THERAPEUTICS, INC.

Date: June 6, 2024	By:	/s/ Dirk Thye
	Name:	Dirk Thye
	Title:	Chief Executive Officer